UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14(a)-6(e) (2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Section 240.14a-12

TOWER BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No. :

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(4)	Date Filed:

EXPLANATORY NOTE:

On August 15, 2011, the following presentation was made to employees of Tower Bancorp, Inc. by members of Tower Bancorp, Inc.’s and Susquehanna Bancshares, Inc.’s management teams.

Welcome!

AGENDA
•
Introductions
- Andrew Samuel, Chairman and CEO, Tower Bancorp
•
Susquehanna Bancshares, Inc. and Bank Overview
-
William J. Reuter, Chairman and CEO, Susquehanna Bancshares
•
Susquehanna Bancshares Staffing and Benefits Overview
- Beth Lytle, VP, Human Resources, Susquehanna Bancshares
•
Q&A

During the course of this presentation, we may make projections and other forward-looking statements regarding events or the future financial performance of
Susquehanna, including the impact of the announced acquisition of Tower
Bancorp.  We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties.  For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the Securities & Exchange Commission, including our quarterly report on Form 10-Q for the quarter ended June 30, 2011, and our annual report on Form 10-K for the year ended December 31, 2010.
Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at: www.susquehanna.net

Susquehanna Bancshares and Susquehanna Bank Overview William J. Reuter Chairman and CEO

Susquehanna

Doing what counts.™ | susquehanna.net

Susquehanna

Susquehanna Profile
A Financial Services Holding Company
•Headquartered in Lititz, PA (Lancaster County)
•More than 3,000 employees
• $14 billion in assets
• $9.4 billion in deposits
• $6.4 billion in assets under mgmt &
administration
• Publicly Traded Company
• Listed on Nasdaq: SUSQ
• 130 million shares outstanding
• 27,500 shareholders (record and street)
• 72% institutional shareholders

Susquehanna Profile
A Financial Services Holding Company
• Commercial Bank: Susquehanna Bank - 220 branches in PA, NJ, MD, WV
• DV - Southern New Jersey, Greater Philadelphia, Lehigh Valley
• PA - Central and Northern Pennsylvania
• MD - Maryland, southern Pennsylvania, West Virginia
• Asset management companies
- Valley Forge Asset Management and Stratton Management
• Trust and investment company
- Susquehanna Trust and Investment Company

Susquehanna Profile
A Financial Services Holding Company
• Commercial leasing company
- Susquehanna Commercial Finance
• Property and casualty insurance/employee benefits company
- The Addis Group
• Auto leasing company
- Hann Financial Service Corp.

Susquehanna

Doing what counts.℠ | susquehanna.net

Susquehanna

Headquarters and Operations Centers Corporate Headquarters and Deposit Operations Center – Lititz, PA Bank Headquarters and Regional Headquarters for PA Division – Lancaster, PA

Susquehanna

Doing what counts.℠ | susquehanna.net

Headquarters and Operations Centers
Regional Offices for MD Division
(East) – Hunt Valley, MD
Regional Headquarters for MD
Division – Hagerstown, MD
Regional Headquarters for DV
Division – Camden, NJ
Loan Operations Center
Hagerstown, MD
Deposit Operations Center
Blue Ball, PA

Doing what counts.™ | susquehanna.net

Susquehanna

Graystone Tower*
•“helping people achieve
their dreams” and “creating
financial success for our
customers”
•“delivering exponential
earnings growth for
shareholders”
•“enriching the communities
we serve”
* From “Building a Strong Foundation for the Future”
Parallel Priorities
Susquehanna Mission
“Our mission is:
•To help customers achieve
their financial goals;
•To deliver a superior return
for shareholders; and
•To build the economic
strength of our
communities”

Graystone Tower
•Strategic Objective: Recruit and
keep people with
relationship-building skills
“Graystone Tower Bank is
committed to attracting and
retaining employees who are
passionate about providing
uncompromising service to our
customers with a sense of
warmth, integrity, friendliness, and
company spirit. We value and
respect each other because we
truly believe that our success only
comes from working together for
our team’s success.”
Parallel Priorities
Susquehanna Vision
“To achieve our Mission, we strive
to build enduring relationships
with customers, co-workers,
shareholders and neighbors by
delivering exceptional personal
service every day, in every way.
We do this by learning about and
responding to people’s individual
needs, communicating openly and
with integrity, working in an
honest and ethical manner, and
respecting and appreciating those
around us.”

Our Brand How we operate and communicate focuses on: Building Enduring Relationships

Welcome to Star Service.

Our commitment to you:

To welcome you warmly, serve you promptly, and give you our full attention.

To understand and acknowledge the importance of your financial goals and help find the best solutions for you.

To deliver personal and professional service that makes you want to return and recommend us to friends.

To safeguard the financial information you entrust to us.

To take personal responsibility and accountability for your relationship with Susquehanna.

Doing what counts. Susquehanna

Doing what counts.™ | susquehanna.net

Supporting the Brand
• Star Service Commitments
• Star Service Survey Program
– Ongoing telephone surveys
• Testimonials and Customer Feedback
– Letters and calls
– “Tell Us How We’re Doing” on Website
– Online conversation (social media)
• Blog
• Twitter
• YouTube
• Facebook (coming in 4
th
Q)
• External Recognition by J.D. Power & Associates
– Ranked #2 out of 32 banks in Mid-Atlantic in 2009 and 2010
– #1 Ranked Commercial Bank in Mid-Atlantic

Supporting the Brand
• Internal Communication of Brand
– Branding Workshops
– Welcome Events
– Training Programs
– Employee Recognition
• Star Awards
• Employee Appreciation Week
• Sharing Stories
• Delivery systems, products and services
• Advertising – “Doing What Counts”

Williamsport PA
Since 1857
Sunbury PA
Since 1831
Walnutport PA
Since 1923
Millersburg PA
Since 1867
Lititz PA
Since 1901
Mullica Hill NJ
Since 1903
Cumberland MD
Since 1812
Hagerstown MD
Since 1925
Baltimore MD
Since 1897
Vineland NJ
Since 1913

Serving Communities for Generations

• $2.4 million in donations (2010)
– Community and Economic
Development
– Youth and Education
– Access to the Arts
• $668,000 to United Way
(2010)
• 26,000 employee volunteer hours (2010)
- Team Susquehanna!
Community Support

DE
PA
WV
NJ
DC
Susquehanna pro forma¹ branch map
Susquehanna (222 branches) Abington (20 branches) Tower (49 branches)
York
Adams
Franklin
Fulton
Bedford
Allegany
Garrett
Berkeley
Washington
Carroll
Baltimore
Harford
Anne
Arundel
Atlantic
Cumberland
Burlington
Camden
Gloucester
Delaware
Chester
Montgomery
Bucks
Lehigh
Berks
Schuylkill
Luzerne
Lycoming
Northumber-
land
Snyder
Union
Centre
Cumberland
Dauphin
Lebanon
Howard
Lancaster
Philadelphia
Source: SNL Financial
Note: Shaded counties indicate those in which Susquehanna holds a top 3 market position
¹ Susquehanna pro forma includes Tower and Abington
Susquehanna demographics
Projected population
change 2010-2015
2.3%
4.3%
0.5%
13.3%
13.2%
$52.7
$58.6
Projected HH income
change 2010-2015
Median HH income
2010 ($000)
SUSQ
TOBC Pennsylvania
14.3%
$66.6
Stratton Mgmt.
Valley
Forge
Addis
Group
Graystone
Asset Mgmt.

• Improved market share • Stronger branch network • Meaningful product & service expansion Shared Market Benefits

• Personal Banking
– Deposit
Accounts:
Checking, CD,
Money Market
– Loans:
Mortgage, Auto,
Home Equity
– Internet, Mobile
& Text Banking
– ATM Freedom
– ID Protection
– Children & Teen
Accounts
– IRAs
– HSAs
Susquehanna’s Broad Range of Financial Services
• Business Banking
– Full range of
loans & deposit
accounts
– Cash
Management
– Remote deposit
of cash & checks
– Merchant Svcs.
– Armored Courier
– Govt. Lending
– SBA Lending
– Online Payroll
Service
– Commercial
Finance/Lending
• Wealth
Management
– Brokerage
– Investment
Management
– Retirement Plan
Services
– Trust Services
– Mutual Fund
Management
• Insurance & Risk
Management
• Auto Leasing

Susquehanna Bank Mortgage Division
•
2011 Production
• $303,053,466 thru end of July
• 44% Portfolio / 56% Secondary Market
• 40% Purchase / 19% Construction-Perm / 41% Refinance
•
Highlights
• 59 Residential Mortgage Bankers in Footprint
• 45% of Production from Internal Sources
• Various Portfolio Products to Fit Needs

Collaborating to Meet Customers’ Financial Goals
Hann – vehicle leasing
Addis – insurance and risk
management
A
Consistent,
Exceptional
Customer
Experience !
Full-
Service
Financial
Offerings
Susquehanna Bank:
Branches,
Customer Service, Internet Banker
Commercial Lending
Operational Departments
Mortgage Division
Susquehanna Commercial
Finance
Wealth Management:
Trust & Investment Company
Valley Forge Asset Management
Stratton Management

Susquehanna Benefits and Staffing Beth E. Lytle VP, Corporate Employment Manager

Current Susquehanna Employee Benefits
• Susquehanna will use original hire dates and service
dates to determine benefits, including:
• Paid Time Off
• 401(k) vesting
• Service awards
• Benefits meetings to be scheduled

• Medical with Capital Blue Cross (CBC)
– 2-levels, preferred provider organization (PPO), one a HDHP(HSA qualifying)
– Prescription program with CVS Caremark
• Dental with Met Life
– Voluntary program
• Flexible Spending Accounts (FSA) with Pay Flex
– Medical care
– Dependent care
• Vision with National Vision Associates (NVA)
– Voluntary program
• Health Savings Account (HSA) with Wells Fargo
– Must be matched with the HDHP
Current Susquehanna Employee Benefits

• Life Insurance with Hartford
– Basic life at no cost to employee
– Supplemental and dependent life options available
• Disability Insurance with Hartford
– Voluntary short-term disability
– Company-paid long-term disability
• FMLA processed through Hartford
Current Susquehanna Employee Benefits

• 401(k) Plan
• Employee stock purchase plan
• Long-Term Care
– MedAmerica
• Employee assistance plan
– Life Management Associates (LMA)
• Work/life referral services
– Carebridge
• Homeowners & Auto
– Met Life
Current Susquehanna Employee Benefits

• Identify structure • Identify impacted areas and selection process • Notify impacted employees – Severance policy • Placement process – Internal placement Staffing

Career Continuation Services • On-site job search training/resume writing • Career assessment tools • One-on-one counseling services

Questions?

Additional information about the merger and where to find it
30
In connection with the proposed merger, Susquehanna will file a registration statement on Form S-4 with the SEC, which will contain a joint proxy statement/prospectus of Susquehanna and Tower. The companies will file with the SEC other relevant materials in connection with the merger, and will mail the joint proxy statement/prospectus to their respective shareholders.  Investors and security holders of Susquehanna and Tower are urged to read the proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Tower, Susquehanna and the merger.
The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Susquehanna or Tower with the SEC, may be obtained free of charge at the SEC’s Web site at
http://www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the
SEC by Tower by contacting Brent Smith, Tower Bancorp, Inc., telephone: 717-724-4666 or from Tower’s Web site at
www.towerbancorp.com. Investors and security holders may obtain free copies of the documents filed with the SEC by
Susquehanna by contacting Abram G. Koser, Susquehanna Bancshares, Inc., 26 North Cedar Street, Lititz, PA 17543,
telephone: 717-626-4721 or from Susquehanna’s web site at www.susquehanna.net.
Susquehanna, Tower and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from shareholders of Susquehanna and Tower in favor of the merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Susquehanna and Tower in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of Susquehanna in its Annual Report on Form 10-K for the year ended December 31,
2010 and in its definitive proxy statement filed with the SEC on March 18, 2011. You can find information about Tower’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2010 and in its definitive proxy statement filed with the SEC on April 8, 2011.